SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 20, 2004
                                                         ----------------


                          COLUMBUS MCKINNON CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)



              0-27618                                16-0547600
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      (Commission File Number)            (IRS Employer Identification No.)



140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK              14228-1197
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        (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number including area code: (716) 689-5400
                                                           --------------



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          (Former name or former address, if changed since last report)

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

           On October 20, 2004, the registrant announced the appointment of two new directors. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


EXHIBIT NUMBER               DESCRIPTION
--------------               -----------

99.1                         Press Release dated October 20, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       COLUMBUS MCKINNON CORPORATION


                                       By:    /S/ ROBERT R. FRIEDL
                                               ------------------------------
                                       Name:   Robert R. Friedl
                                       Title:  Vice President - Finance and
                                                    Chief Financial Officer


Dated:  OCTOBER 20, 2004
        ----------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION
-------------              -----------

    99.1                   Press Release dated October 20, 2004